SUPPLEMENT DATED APRIL 4, 2001
                              TO THE PROSPECTUS FOR
                       KEY BUSINESS VUL, dated May 1, 2000




The Janus Aspen Series High-Yield Portfolio will be closing to new investors effective May 1, 2001. As a result, the following paragraph is added to the list of investment options offered under the COLI VUL-2 Series Account on page ii and to the section "The Investment Options" on page seven (7) of the prospectus for the Key Business VUL:



The Division of Great-West's COLI VUL-2 Series Account that invests in the Janus Aspen Series High-Yield Portfolio is closed to new investors effective April 4, 2001. The portfolio in which this Division invests its assets, the Janus Aspen Series High-Yield Portfolio, will be closed to new investors effective May 1, 2001. Janus Capital Corporation anticipates liquidation of the Janus Aspen Series High-Yield Portfolio soon after regulatory approvals are obtained.



                Please keep this supplement for future reference.